UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 9, 2022

CHEMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8351	31-0791746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 First Financial Center, 255 East 5th Street, Cincinnati, OH 45202

(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:

(513) 762-6690

Title of each class	Trading symbol	Name of each exchange on which registered
Capital stock $1 par value	CHE	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240-14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.  Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2022, the Board of Directors (the “Board”) of Chemed Corporation (“Chemed”) adopted the Amended and Restated By-Laws of Chemed Corporation (the “By-Laws”), which became effective the same day. Among other things, the amendments effected by the By-Laws:

•enhance the procedural mechanics and disclosure requirements relating to business proposals submitted and director nominations made by stockholders, including by requiring:

ocertain additional disclosures and representations regarding the stockholders submitting a nomination, proposed nominees and other persons related to a stockholder’s solicitation of proxies, including in respect of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., federal proxy rules regarding the use of “universal” proxy cards in contested director elections);

othat any stockholder submitting a nomination provide Chemed with reasonable documentary evidence five business days prior to the meeting (or any adjournment, postponement or rescheduling thereof) that the representations with respect to Rule 14a-19 under the Exchange Act required to be set forth in such stockholder’s nomination notice have been complied with; and othat any stockholder that submitted a nomination notice provide Chemed with notice if such stockholder no longer intends to solicit proxies; and

•clarify the powers and obligations of the presiding person of a stockholder meeting to determine whether any business proposals submitted, and director nominations made by stockholders were made in accordance with the requirements set forth in the By-Laws.

The By-Laws also incorporate other minor updates and technical, clarifying and conforming changes.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
3.1	Amended and Restated By-Laws of Chemed Corporation, effective as of December 9, 2022
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Dated: December 9, 2022	By:	/s/ Michael D. Witzeman
Michael D. Witzeman
Vice President and Controller